Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2054

High Income Allocation Portfolio 2020-2

Supplement to the Prospectus

As of June 15, 2020, TPG Specialty Lending, Inc. (ticker: TSLX) has changed its name to Sixth Street Specialty Lending, Inc. (ticker: TSLX). As a result, effective immediately, all references to TPG Specialty Lending, Inc. in the Portfolio’s prospectus are replaced with Sixth Street Specialty Lending, Inc.

Supplement Dated: June 15, 2020